UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21652

Fiduciary/Claymore MLP Opportunity Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices)(Zip code)
Amy J. Lee 2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (630) 505-3700

Date of fiscal year end: November 30

Date of reporting period: June 1, 2013 – August 31, 2013

Item 1.                      Schedule of Investments.
                  Attached hereto.

FMO Fiduciary/Claymore MLP Opportunity Fund
Portfolio of Investments
August 31, 2013 (unaudited)

Number
of Shares	Description	Value
	Long-Term Investments - 160.7%
	Master Limited Partnerships - 159.5%
	Coal - 3.4%
217,425	Alliance Holdings GP, LP	$ 13,358,592
120,840	Alliance Resource Partners, LP	9,096,835
365,000	Oxford Resource Partners, LP(a)	843,150
		23,298,577

	Diversified Infrastructure - 41.5%
504,954	Enbridge Energy Partners, LP(a)	15,057,728
1,451,915	Energy Transfer Equity, LP(a)	93,401,692
229,237	Energy Transfer Partners, LP(a)	11,752,981
1,420,925	Enterprise Products Partners, LP(a)	84,431,363
397,703	Kinder Morgan Energy Partners, LP(a)	32,436,657
618,439	Kinder Morgan Management, LLC(a) (b) (c)	49,376,170
		286,456,591

	Gathering & Processing - 30.2%
427,590	Access Midstream Partners, LP	19,502,380
356,062	Atlas Pipeline Partners, LP	13,815,205
801,654	Crestwood Midstream Partners, LP	20,794,905
348,135	Crosstex Energy, LP	6,517,087
945,004	DCP Midstream Partners, LP(a)	45,294,042
564,325	MarkWest Energy Partners, LP(a)	37,691,267
151,255	QEP Midstream Partners, LP(g)	3,425,926
532,660	Southcross Energy Partners, LP	10,019,334
262,530	Targa Resources Partners, LP(a)	12,827,216
400,029	Western Gas Equity Partners, LP	15,753,142
383,290	Western Gas Partners, LP(a)	22,667,771
		208,308,275

	Marine Transportation - 4.7%
320,360	Golar LNG Partners, LP (Marshall Islands)	10,411,700
29,035	KNOT Offshore Partners, LP (Marshall Islands)	698,292
679,810	Teekay Offshore Partners, LP (Marshall Islands)(a)	21,597,564
		32,707,556

	Midstream Natural Gas - 24.4%
17,120	EQT Midstream Partners, LP	819,877
1,178,357	Inergy Midstream, LP(a)	27,385,016
2,509,466	Inergy, LP(a)	34,480,063
535,000	ONEOK Partners, LP(a)	26,530,650
189,460	Tallgrass Energy Partners, LP	4,296,953
1,525,270	Williams Partners, LP(a)	75,241,569
		168,754,128

	Midstream Oil - 40.7%
493,765	Buckeye Partners, LP	34,563,550
646,216	Buckeye Partners, LP, Class B(b) (c) (d) (e) (f)	44,523,870
323,885	Delek Logistics Partners, LP	9,586,996
671,775	Genesis Energy, LP(a)	32,695,289
1,039,387	Magellan Midstream Partners, LP(a)	56,397,139
88,021	Oiltanking Partners, LP	4,269,018
1,471,892	Plains All American Pipeline, LP(a)	74,418,860
124,430	Rose Rock Midstream, LP	4,065,128
316,530	Tesoro Logistics, LP	16,966,008
168,065	World Point Terminals, LP(g)	3,378,107
		280,863,965

	Natural Gas Pipelines & Storage - 8.0%
750,975	Boardwalk Pipeline Partners, LP	22,574,308
280,152	El Paso Pipeline Partners, LP(a)	11,690,743
439,340	TC PipeLines, LP(a)	21,228,909
		55,493,960

	Other Master Limited Partnerships - 1.3%
312,795	Exterran Partners, LP	8,736,364

	Upstream - 5.3%
995,247	EV Energy Partners, LP(a)	36,316,563

	Total Master Limited Partnerships - 159.5%
	(Cost $568,198,080)	1,100,935,979

	Common Stock - 1.2%
	Diversified Infrastructure - 1.2%
220,165	Kinder Morgan, Inc.(a)	8,350,858
	(Cost $7,647,839)

Principal
Amount	Description	Value
	Term Loans - 0.0%*
$489,214	Clearwater Subordinated Note NR(b) (d) (e) (f) (h)	102,735
	(Cost $489,214)

	Total Investments - 160.7%
	(Cost $576,335,133)	1,109,389,572
	Liabilities in excess of Other Assets - (29.7%)	(204,964,934)
	Borrowings - (31.0% of Net Assets or 19.3% of Total Investments)	(214,000,000)
	Net Assets - 100.0%	$ 690,424,638

LLC - Limited Liability Company
LP - Limited Partnership

*	Represents less than 0.1% of net assets.
(a)	All or a portion of these securities have been physically segregated as collateral for borrowings outstanding. As of August 31, 2013, the total amount segregated was $494,148,050.
(b)	Non-income producing security.
(c)	While non-income producing, security makes regular in-kind distributions
(d)	Illiquid security.
(e)
Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers.  At August 31, 2013, restricted securities aggregate market value amounted to $44,626,605 or 6.5% of net assets.

(f)
Security is valued based on observable and/or unobservable inputs in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $44,626,605 which represents 6.5% of net assets applicable to common shares.

(g)	Represents a new issue security. Security has not made an initial distribution to shareholders.
(h)	Company has filed for protection in federal bankruptcy court.

See previously submitted notes to financial statements for the period ended May 31, 2013

% of Long-Term
Sector	Investments
Diversified Infrastructure	26.6%
Midstream Oil	25.3%
Gathering & Processing	18.8%
Midstream Natural Gas	15.2%
Natural Gas Pipelines & Storage	5.0%
Upstream	3.3%
Marine Transportation	2.9%
Coal	2.1%
Other Master Limited Partnerships	0.8%
Subject to Change Daily.

At August 31, 2013, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes are as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments
$574,523,496	$543,910,889	$(9,044,813)	$534,866,076

Readily marketable securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over the counter (“OTC”) market on which they are traded. Readily marketable securities traded on an exchange or OTC for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 equity securities using various observable market inputs as described above. Money market funds are valued at net asset value. The Fund values Level 2 derivatives using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and interest rate fluctuations. The fair value estimates for the Level 3 securities are determined in accordance with the Fund's valuation procedures.

The valuation process involved for Level 3 measurements for the Fund is completed on a daily basis and is designed to subject the Level 3 valuations to an appropriate level of oversight and review. For Level 3 securities, the Fund utilizes a pricing committee (the "Pricing Committee"), which is comprised of employees of Guggenheim Funds Investment Advisors, LLC ("GFIA" or the "Investment Adviser") or its affliates responsible for implementing the valuation procedures established by the Fund.

Investment professionals from FAMCO MLP (the "Sub-Adviser") prepare preliminary valuations based on their evaluation of financial data, company specific developments, market valuations of comparable companies, market information and other factors. These preliminary valuations are reviewed by the Pricing Committee with subsequent deliberations until an appropriate price is determined for the Level 3 security.

The valuation technique and significant inputs used in determining the value of the holding categorized as Level 3 in the fair value hierarchy is based on a cash flow model of the royalties on coal produced.

Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective as of the beginning of the period.

The following table represents the Fund's investments carried by caption and by level within the fair value hierarchy as of August 31, 2013.

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Master Limited Partnerships:
Coal	$23,298	$-	$-	$23,298
Diversified Infrastructures	286,457	-	-	286,457
Gathering & Processing	208,308	-		208,308
Marine Transportation	32,708	-	-	32,708
Midstream Natural Gas	168,754	-		168,754
Midstream Oil	236,340	44,524	-	280,864
Natural Gas Pipelines & Storage	55,494			55,494
Other Master Limited Partnerships	8,736	-	-	8,736
Upstream	36,317	-	-	36,317
Common Stocks	8,351	-	-	8,351
Term Loans	-	-	103	103
Total	$1,064,763	$44,524	$103	$1,109,390

The following table presents the activity of the Fund's investments measured at fair value using significant observable inputs (Level 3 valuations) for the period ended August 31, 2013.

Level 3 Holdings
Beginning Balance at 11/30/12
Term Loans	120
Total Realized Gain/Loss
Term Loans	(64)
Change in Unrealized Gain/Loss
Term Loans	64
Purchases	-
Sales
Term Loans	(17)
Transfers In	-
Transfers Out	-
Ending Balance 8/31/13
Term Loans	103
Total Level 3 holdings	$103

The following table summarizes valuation technique and input used in determining the fair value of Fiduciary/Claymore MLP Opportunity Fund holding categorized as Level 3 at August 31, 2013:

Investments, at Value	Value as of August 31, 2013	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs
Term Loan	$102,735	Cash flow model	Royalties on coal produced	21%-33%

A significant change in unobservable inputs would have the following impact to Level 3 valuations:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Royalties on coal produced	Increase	Decrease

The transfers in and out of the Fund as of the report date when compared to the valuation levels at the end of the previous fiscal year are as follows:

(000)s
Transfers from Level 2 to Level 1:	$ 48,180

The transfer from Level 2 to Level 1 was a result of Crestwood Midstream Partners, LP and Inergy Midstream, LP restricted shares becoming registered and commencing trading on an exchange.

Item 2.                      Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Investment Company Act”)) as of a date within 90 days of the filing date of this report and have concluded, based on such evaluation, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant on this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)
There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 3.                      Exhibits.

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270.30a-2(a)), is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fiduciary/Claymore MLP Opportunity Fund

By:           /s/ Donald C. Cacciapaglia

Name:           Donald C. Cacciapaglia

Title:             Chief Executive Officer

Date:             October 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:           /s/ Donald C. Cacciapaglia

Name:           Donald C. Cacciapaglia

Title:             Chief Executive Officer

Date:             October 29, 2013

By:           /s/ John L. Sullivan

Name:           John L. Sullivan

Title:             Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:             October 29, 2013